Corporate Presentation

OTCBB:GCHT

Legal

Forward Looking Statements

This January 14, 2010 Corporate Presentation includes forward-looking information regarding GC China
Turbine Corp. and its subsidiaries that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “will”, “would”, “should”, “plans”, “likely”, “expects”, “anticipates”, “intends”, “believes”, “estimates”,
“thinks”, “may”, and similar expressions, are forward-looking statements.  Statements that are not historical facts are also forward looking statements. Although the Company believes that its expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements.  These factors include, among other things: our limited operating history and inability to predict future operations with any certainty, the ability to timely complete vendor agreements, construction and build out of infrastructure, lengthy sales cycles, labor costs, political environment, cash flow estimates, future financial performance, planned capital expenditures, market conditions, uncertainties inherent in wind energy generation, unexpected future capital expenditures, accuracy of test results, and other normal business risks.

The foregoing factors do not constitute an exhaustive list of factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and should be read in conjunction with the other cautionary statements and risk factors included in the Company's Current Report on Form
8-K filed with the Securities and Exchange Commission on November 5, 2009 and other cautionary statements described in our reports filed with the Securities and Exchange Commission.  The Company undertakes no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.  The Company cautions readers not to place undue reliance on those statements. The Corporate Presentation does not constitute an offer to sell or solicitation of an offer to buy securities of the Company.

2 BLADES
Lower Manufacturing, Installation & Operating Costs
A Longer Lifespan & Maximum Power

GC CHINA TURBINE CORP.

GC China Turbines Inc.

Manufactures state-of-the-art twin blade wind turbines

and development systems aimed at delivering economics

comparable to traditional electrical generation systems.

Company Overview

The Leader in Cost Effective

Megawatt Class Wind Energy Turbines

Existing Manufacturing, Sales and Distribution Capability

GC China Turbines is associated with Wuhan Guoce Sci & Tech Co., Ltd. (established
1993) Which offers direct access to previously developed, well established vertical markets across China. GC China Turbines has 135 million in sales currently in pipeline.

Licensed proprietary game-changing technology

Technology based on 10 year, 75 million dollar R&D investment by the Government of
Sweden

A Sound Operation

A venture of Wuhan Guoce Nordic New Energy Co. Ltd., an arm of the highly regarded, well established and successful multi-division Wuhan Guoce Group of
Companies.

Investment Highlights

An established team with a proven track record

and immediate access to the massive Chinese market

Market

Large and growing wind turbine market in China’s energy hungry economy

The government is driven to source alternative clean energy solutions - quickly

$47B in 2008 growing to $100B in five years — 1 MW class wind turbines exceed
5,000 MW/year and $7.5 billion in sales

Chinese Government constantly developing new incentives for large producers

Company

Experienced management team with demonstrated expertise in large scale manufacturing of complex systems and a robust, established parent organization

Extremely competitive proprietary technology on a cost of energy ($/kWh) and cost of installation ($/kW) basis

Growing sales ($135 million) and customer prospects for 2010 and 2011 revenues

Financial

2009 - First Profitable year!

Projecting $500 million in annual sales by 2012

Management

Hou Tiexin, Chairman & CEO

Beginning in 1982-2001, Hou Tiexin served with the Power Research Institute, State Grid Corporation as a senior engineer at professor-level, head of research offices and office of scientific research. He published a number of dissertations during this period and was awarded a number of scientific progress awards and patents. From 2001-
2008, he served as the Chairman and General Manager of Wuhan Guoce Sci & Tech Co., Ltd.

Qi Na, CEO & Director

Ms. Qi Na has been General Manger of Wuhan Guoce Nordic New Energy Corp. since 2006. From 2004, she was
General Manager of Wuhan Guoce Power Investment Corp. as well as Vice General Manager of Wuhan Guoce
Science & Tech Corp. Ms. Qi obtained a Bachelor of Engineering degree specializing in Marine Power Plants from
Shanghai Jiaotong University in 1978.

Zhao Ying, CFO

Zhao Ying holds a Masters degree in law and economics. She previously served with Wuhan Guoce Sci & Tech Co.,
Ltd. for 9 years during which time she raised approximately 100 million Yuan for the company.

Tomas Lyrner, CTO

Mr. Lyrner is a Swedish wind power technology expert with over thirty years in R & D, design, production and assembly of wind turbines. He was fully involved in the design and development of the original wind turbine prototypes. These units were developed under the auspices of the Royal Swedish Fund and are installed in Sweden.
A 3.0MW 2-blade wind turbine designed by Mr. Lyrner has been in operation for more than 100,000 hours thereby achieving the electricity generation world record for a single wind turbine structure.

Preben Maegaard, Consultant

Preben Maegaard of Denmark is a Former Chairman of the World Wind Energy Association, and since 1999 is a
Director of EREF, the European Renewable Energy Federation. Since 2001 he has been the President of the World Wind
Energy Association, WWEA.

Marcus Laun, Non-Executive Director

Mr. Laun is currently a senior banker at Wynston Hill Capital, LLC where he is responsible for all aspects of capital raising and advisory engagements for micro- and small-cap ventures. From 2004 through 2008, Mr. Laun held various senior positions at Knight Capital Group. Mr. Laun received a Masters’ in Business Administration degree from
Columbia Business School and received a Bachelor of Science degree from Cornell University.

Key Technology

Flexible Hub

Load Absorbing Mounts

Exploded view of proprietary moving hub
and vibration damping system

The design is a patented, integrated system designed to minimize potentially damaging vibrations

Flexible “moving-hub” avoids transferring most shock loads to the gearbox

Management and design of the control system is key

Uses automated blade sensors & controls. Constant feedback ensures highest efficiency

The technology offers a new approach and significant opportunities for large scale wind farms  including  remote onshore and  offshore installations

Product Differentiation

2-Bladed Turbine

3-Bladed Turbine

Simplified Internal
Mechanism and
Structure

Load shedding, “flexible”
design reduces stress
and impact loads

Lower loads, less weight,
less cost

Complicated Internal
Mechanism and Structure

Rigid & Massive

Much higher failure rate and
higher operational costs

Difficult to erect in many
locations

Simple Design when compared
to 3-Blade

Generator

Top access

Stand

Chassis

Lower access

Coupling

Yaw bearing

Main gearbox

Hubsupports

Flexible
Hub

Elastic support

Load
Absorbing
Mounts

Exploded internal structure of GC China 1MW
2-blade wind turbine

Wind Power Capacity,
Top Ten Countries, 2008
MEGAWATTS
25000
20000
15000
10000
5000
0
United States
Germany
Spain
China
India
Italy
France
United Kingdom
Denmark
Portugal
Existing in 2007
Added in 2008

GC CHINA TURBINE CORP.

Global Market Positioning

China will soon possess the

largest wind generation capacity worldwide

China's Projected Wind Capacity Growth

WIND CAPACITY (GIGAWATTS)
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
YEAR

GC CHINA TURBINE CORP.

Market Growth

GC China Turbines is well positioned to capture

this government mandated growth

China’s Wind Initiatives Likely to Benefit
Chinese Companies most

Government Stimulus funds are being allocated to Chinese
Companies

“Foreign Makers of wind turbines complain that they have been shut out of bidding for a $5 billion stimulus financed power plant”
– AP 6/18/09

GE has pulled out of the bidding process for expansion of the
Jiangsu Wind Farm – believing that it can’t compete against the
Chinese incumbents – Reuters “Foreigners swept aside as wind power blows through China” 6/4/09

Foreign Manufacturers complain that China's efforts to eliminate turbines with capacities of less than 1 megawatt is also a form of restrictive practice that plays into the hands of domestic firms. –
Reuters “Foreigners swept aside as wind power blows through
China” 6/4/09

Ministry of Energy projecting expenditures of $150 billion before
2020

Competitive Advantage Through Design

Cost  Differences  Between
3-bladed and 2-bladed

2-Bladed
parts

3-Bladed parts

Manufacturing
Cost Saving

2 blades

3 blades

$90,000 USD

Soft tower

Tower

$45,000 USD

    No need

Frequency
converter

$200,000 USD

Blade bearing

Main bearing

Variable pitch

Main shaft

Yaw brake
system

Same parts

Total

$335,000 USD

2 blades vs. 3… a lighter, simpler
product

No need for main shaft, main
bearing, pitch bearing – saves
initial costs and fabrication lead
times. Saves on operational costs

No need for mechanical yaw
braking system

Built in blade tip braking system
outperforms anything else

Dedicated electronic sensor and
remote operations systems –
instant feedback & control

Lighter tower, saving materials
and foundation costs – allows for
installation in challenging
environments

Competitive Advantage Through Quality

Four 1MW turbines have been running in
Sweden continuously for 8-12 years

There were no drive train failures during the
entire timeline

The system has achieved 100,000 hours of
problem-free operation with 97.7% uptime

Project	2-Blade Crane	3-Blade Crane
Crane Type	40 Ton Unit	80 Ton Unit 30 Ton Unit
Install Time	1 day/unit	2 day/unit
Cost per Crane	$ 1,400.00	$ 3,600.00
50MW Farm Install (USD)	$66,000.00	$176,000.00

GC CHINA TURBINE CORP.

Competitive Advantage
Low Installation Cost

Two bladed installations are faster, simpler, lower risk and safer

On-ground assembly mitigates risk and overall difficulty

Fewer crane picks (3 vs. 5) simplifies scheduling

Use of cheaper 400 T Hydraulic truck-crane  - arrives onsite and sets up faster.

Remote rural region non-hydraulic lift system under development.

Lower transportation costs because of fewer trailer loads (4 versus 6)

Installation cost ~ 50% of that for 3-bladed turbines

Competitive Advantage
Proprietary Monitoring Technology

Input shaft

Gearbox

Generator

shaft

Generator

1

3

4

5

6

7

2

Wind Farm

Diagnosis & Forecast Data

WT-HUMS auto diagnosis
and result forecast

Status alarm (via SMS or
HSDPA)

Diagnosis center

WW-WT

Database

Diagnosis server

Remote Operator

Ground station

Mobile and email

Internet based wind turbine
management system

Via SMS or Email

Online diagnosis supports,
updates and interprets
wind turbine results
compared to database

WT-HUMS

Representative Detector Locations

Internet / LAN

1

3

4

5

6

7

Front bearing of horizontal input shaft

Rear bearing of input shaft

Planetary system

Output shaft & oil pump

Generator input bearing

Generator output bearing

2

Front bearing of vertical input shaft

Competitive Comparison

Figure 2: IEC2 wind farm return on investment analysis

Figure 3: IEC3 wind farm return on investment analysis

GC China Turbines generate the quickest payback on investment

          Design Capacity:
50×1000Kw for 2-blade wind turbines
33×1500Kw for 3-blade wind turbines

1.0MW 2-blade wind
turbines (imported
components)

1.0MW 2-blade wind
turbines (domestic
components)

1.5MW 3-blade wind turbines

Total Estimated Investment

      56,366,834.94

        43,933,017.31

             65,284,490.05

Per KW

                1,127.40

                      878.60

                       1,318.85

Return on investment

8.10%

11.15%

7.06%

Return on capital

31.20%

33.49%

24.52%

Pre-tax return on investment

9.38%

12.80%

8.64%

IRR

14.81%

17.31%

14.08%

Payback period (years)

7.2

5.33

7.49

           Design Capacity:
50×1000Kw for 2-blade wind turbines
33×1500Kw for 3-blade wind turbines

1.0MW 2-blade wind
turbines (imported
components)

1.0MW 2-blade wind turbines
(domestic components)

1.5MW 3-blade wind turbines

Total Estimated Investment

     56,365,372.31

         43,933,017.31

             65,284,490.05

Per KW

               1,127.40

                      878.60

                       1,318.85

Return on investment

5.13%

7.26%

4.49%

Return on capital

19.78%

21.80%

15.58%

Pre-tax return on investment

6.40%

8.89%

5.76%

IRR

11.44%

13.51%

10.53%

Payback period (years)

8.56

6.61

9.06

Supply Chain & Quality Control

All key components for 1.0 MW wind turbine are

fabricated locally in China to the highest standards

Efficient working capital
utilization

Quality driven purchasing for
outsourced components: two
suppliers for each part

Independent quality
substantiation offered on all
critical parts

GC China is in close
collaboration with certifying
authorities

Quality plan drives focus on
critical processes and
components

All outsource partners offer
verifiable inventories to ensure
timely logistics

Manufacturing and Installation

The production line for 1.0 MW turbines is operational

Joint Venture Announced

GC China signs MOU in Jiangsu Province that contemplates:

1 of 3 wind turbine suppliers in Development Zone

Will be the second manufacturing facility owned by GC
China Turbines

Multiple 500mw wind farms planned

Estimated Revenues of $750 million as part of the projects

Development and production of 3.0 MW offshore turbine

Recent Developments

Recent Capital Raises of $19 million

Successful ramp-up of production

Shenzhen Guohan orders 10 turbines

R&D agreement finalized for facility in Sweden

Future Growth

The Company aims to provide wind energy
at a price comparable to traditional
electrical generation projects.

GC China intends to achieve this by
identifying promising technologies and to
further minimize costs by sourcing the
majority or all components from within China.

GC China currently produces a 1.0 MW two-
blade wind turbine. Focusing on the Chinese
market, GC China will penetrate broader
reaches of the Chinese market with the
launch of the more powerful 2.3 and 3.0 MW
2-blade turbines. The 3.0 MW wind turbine is
specifically targeted for offshore applications.

ASSETS		LIABILITIES	
Current assets:		Current liabilities:	
Cash and cash equivalents	18,452,067	Short-term bank borrowings	2,195,582
		Promissory note	-
Accounts receivable	3,197,719	Notes payable	1,073,537
Inventories	3,768,665	Accounts payable	693,056
Advance to suppliers	1,454,473	Deferred revenue	5,585,181
Amount due from related party	1,444,786	Accrued expenses and other current liabilities	954,260
Loan receivable	-	**Total current liabilities**	**10,501,616**
Prepaid expenses and other current assets	650,467	**Total liabilities**	**10,501,616**
Income tax receivable	116,888		
Deferred tax assets – current	163,305		
Total current assets	**29,248,370**		
		SHAREHOLDERS' EQUITY (DEFICIT)	
Property and equipment, net	1,396,105	Common shares	58,970
Intangible assets, net	842,272	Additional paid-in capital	21,271,988
Long-term accounts receivables	129,506	Accumulated deficit	(142,047
Deferred tax assets – Non-current	74,274	Accumulated other comprehensive income	-
Total non-current assets	**2,442,157**	**Total shareholders' equity (deficit)**	**21,188,911**
Total assets	**31,690,527**	**Total liabilities and shareholders' equity**	**31,690,527**

GC CHINA TURBINE CORP.

Financial - Balance Sheet

GC China Turbine Corp. - Pro Forma – 11/1/09

Financial – Income Statement

2008 est.

2009*est.

2010 est.

2011 est.

2012 est.

Net Sales

3.06

19.6

   87.20

199.48

536.05

Cost of Sales

2.94

15.0

   57.45

136.97

365.42

Gross Profit

           0.12

4.638

   29.75

  62.51

170.63

4%

24%

34%

31%

32%

Operating Expense:

selling and marketing expenses

0.06

-

     1.02

    2.33

    6.27

Research and development expenses

0.09

      -

        -

       -

        -

General and administrative expenses

0.4

1.45

     9.18

  19.67

   45.89

Total operating expenses

          0.55

1.92

   10.20

  22.00

   52.16

Gain(loss)from operations

         -0.43

   2.72

   19.54

  40.51

118.47

-14%

14%

22%

20%

22%

Interest expense

0.11

-

        -

       -

        -

Interest income

0.001

      -

     0.04

    0.09

    0.22

Gain on foreign exchange

0.06

      -

        -

       -

        -

other expenses

0.02

      -

        -

       -

        -

Earnings(loss before income taxes)

    -0.50

2.79

   19.59

  40.59

118.70

Income Taxes

-0.12

1.29

     4.90

  10.15

   29.67

Net income(loss)

   -0.38

   1.5

   14.69

  30.44

   89.02

*Figures  are  unaudited and subject to revision and are subject to the officially audited financial data issued by Deloitte Touche Tohmatsu

4.00
3.50
3.00
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2.00
1.50
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0.500
Sep
Nov
2010
Volume
2.00m
1.50m
1.00m
500.0k
0.000
January 8, 2010
quotemedia.com

GC CHINA TURBINE CORP.

GC China Turbine Corp. - OTCBB: GCHT

52 Wk Hi

Avg Volume

4.07

253K (90 day)

Market Cap

Shares

180m

58.97m

GCHT - Recent Trading Activity - $2.89 (01/08/10)

NewMargin VENTURES

CEYUAN VENTURES
联创策源

GC CHINA TURBINE CORP.

Financial Partners

NewMargin Ventures is a leading venture capital management company in
China. The company focuses on industry sectors that they believe will offer phenomenal growth opportunities in the coming decades. NewMargin's team consists of seasoned professionals with a combination of deep industry knowledge and strong investment experience. NewMargin is the first venture capital management company in China that manages and advises both domestic and offshore funds.

Ceyuan Ventures is a Beijing-based early stage venture capital firm focused on IT and emerging growth companies. They emphasize backing great teams, technology and business innovation. John S. Wadsworth, Jr. is Chairman, Co-
Founder and Special Director. He is also the Honorary Chairman of Morgan
Stanley Asia and an Advisory Director for Morgan Stanley & Co. Incorporated
(“Morgan Stanley”) globally.

LONGBOARD

CAPITAL ADVISORS LLC

GC CHINA

TURBINE CORP.

Financial Partners

Lead investors in our recent $8 million PIPE financing, Longboard
Capital Advisors invests in clean energy businesses. Founded in
2006 to help capitalize cleantech companies that address global warming and security issues head on. Staying ahead of complex developments in clean technologies and markets provides
Longboard Capital with a global understanding of key issues and their opportunities.

Thank You

GC China Turbine Corp.

No. 86, Nanhu Avenue,

East Lake Development Zone,

Wuhan, Hubei Province 430223

People’s Republic of China

1-888-838-8478

info@gccturbine.com

For Investor Relations:

PR Financial Marketing LLC

Jim Blackman, 713-256-0369

jim@prfmonline.com

For Institutional Investors:

PR Financial Marketing LLC

Brian Blackman, 832-515-0928

brian@prfmonline.com

          OTCBB; GCHT